Exhibit 10.4



                                         Summary of Director Compensation


Attached is Schedule B which details Board of Director and Committee Member compensation. Directors that are salaried officers of the corporation receive no director or committee compensation. Schedule B is approved annually by the Board of Directors.

                                                         Exhibit 10.4 Continued



                                   SCHEDULE B
                                 JANUARY 6, 2005

DIRECTORS' COMPENSATION:                 Non-employee  Directors  $12,000 annual
-----------------------                  retainer  plus  $1,000  per  meeting
                                         attended of Tri  City National Bank and
                                         $300  per  meeting  of  attended of Tri
                                         City Bankshares Corp, payable quarterly

EXECUTIVE COMMITTEE:                     Annual compensation, payable quarterly:
--------------------

   Henry Karbiner, Jr., Chairman         Henry Karbiner, Jr. - no compensation
   Ronald K. Puetz                       Ronald K. Puetz - no compensation
   William Gravitter                     William Gravitter      $17,900
   Sanford Fedderly                      Sanford Fedderly       $12,150
   Christ Krantz                         Christ Krantz          $ 5,600

LOAN COMMITTEE:                          Non-employee Directors:
---------------

     William Werry, Chairman             Chairman $750 per meeting attended
     Robert W. Orth                      Other member $500 per meeting attended
     Sanford Fedderly                    Payable quarterly
     William Gravitter
     Henry Karbiner, Jr.
     Christ Krantz
     Ronald K. Puetz
     Scott A. Wilson

AUDIT COMMITTEE:                         Chairman $8,000 per annum, payable
----------------                         quarterly.  Non-employee members $250
                                         per meeting attended-Payable quarterly

CRA/COMPLIANCE COMMITTEE:                Non-employee Directors:
-------------------------
                                         $250 per meeting attended,
                                         payable quarterly